UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       __________________________________


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 26, 2004
                        (Date of earliest event reported)


                           KIMBERLY-CLARK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                       1-225                 39-0394230

 (State or other jurisdiction       (Commission File         (IRS Employer
    of incorporation)                  Number)               Identification No.)


         P.O. Box 619100, Dallas, Texas                        75261-9100
      (Address of principal executive offices)                  (Zip Code)


                                 (972) 281-1200
              (Registrant's telephone number, including area code)


                       __________________________________


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Item 7      Financial Statements and Exhibits

(c) Exhibits.

99.1       Press Release issued by Kimberly-Clark Corporation on
           January 26, 2004 regarding the Corporation's fourth quarter and full year 2003 results of operations.


Item 12    Results of Operations and Financial Condition

           Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Kimberly-Clark Corporation, dated January 26, 2004, reporting the Corporation's results of operations for the fourth quarter and full year ended December 31, 2003.

           The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KIMBERLY-CLARK CORPORATION



Date:  January 26, 2004                     By: /s/ Mark A. Buthman
                                               -----------------------------
                                            Mark A. Buthman
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

   (99.1) Press release issued by Kimberly-Clark Corporation on January 26, 2004, regarding the Corporation's fourth quarter and full year 2003 results of operations.